EXHIBIT 10.1

                        AUTO-TROL TECHNOLOGY CORPORATION

                           INCENTIVE STOCK OPTION PLAN

                      (Revised effective January 30, 2001)


I.        PURPOSE


          This Auto-trol Technology Corporation Incentive Stock Option Plan (the "Plan") provides for the grant of Stock Options to Key Employees of Auto-trol Technology Corporation ("the Company") and its Participating Subsidiaries in order to advance the interests of the Company and its Participating Subsidiaries through the motivation, attraction and retention of their Key Employees. This Plan is intended to qualify options granted hereunder as Incentive Stock Options under Section 422A Internal Revenue Code of 1986, as amended.


II.       ADMINISTRATION


          2.1  Committee
               ---------
               The Plan shall be administered by the Compensation Committee of the Company (the "Committee") which shall be composed of at least two (2) or more members of the Board of Directors of the Company (the "Board"), all of whom shall be Disinterested Persons. The Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of the Plan. The Committee may delegate any of its responsibilities under the Plan, other than its responsibilities to grant Stock Options, or to interpret and construe the Plan.



          2.2  Actions of the Committee
               ------------------------
               All actions taken and all interpretations and determinations made by the Committee in good faith (including determinations of Fair Market Value) shall be final and binding upon all Key Employees and the Company. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan and all members of the Committee shall, in addition to their rights as directors of the Company, be fully protected by the Company with respect to any such action, determination or interpretation.

III.      DEFINITIONS



          3.1  "Stock Option"
               --------------
               A Stock Option is the right granted by the Committee to a Key Employee to purchase the number of shares of Common Stock at such time or times as determined by the Committee.


          3.2  "Key Employee"
               --------------
               A Key Employee is an employee of the Company or any Participating Subsidiary whose judgment, initiative and continued efforts are expected to contribute to the successful conduct of the business of the Company or any Participating Subsidiary, and who has been employed by the Company or any Participating Subsidiary for more than three (3) months prior to the grant of the Stock Option.


          3.3  "Participating Subsidiary"
               --------------------------
               A Participating Subsidiary is any subsidiary of the Company meeting the definition of Section 425(f) of the Internal Revenue Code of 1986, as amended (the "Code").


          3.4  "Incentive Stock Option"
               ------------------------
               An Incentive Stock Option is an option which qualifies for treatment as an incentive stock option pursuant to Section 422A of the Code, as amended from time to time.


          3.5  "Disinterested Person"
               ----------------------
               A Disinterested Person shall have the meaning set forth in Rule 16b-3(c)(2)(i) and its successor promulgated under the Securities Exchange Act of 1934.


          3.6  "Fair Market Value"
               -------------------
               The Fair Market Value of a share of Common Stock on any date shall be the average of the representative highest and lowest prices, as quoted by the National Association of Securities Dealers through the Over-the Counter Bulletin Board, for the date in question, or, if the Common Stock is listed on a national stock exchange, the average of the highest and lowest officially-quoted prices on such exchange on the date in question.


          3.7  "Common Stock"
               --------------
               A share of Common Stock means a share of authorized but unissued or reacquired $.02 par value common stock of the Company.

          3.8  "Option Price"
               --------------
               Option Price is the Fair Market Value of the Common Stock on the date that the Stock Option is granted.


IV.       ELIGIBILITY AND PARTICIPATION


          4.1  Grants
               ------
               Grants of Stock Options may be made to Key Employees of the Company or any participating Subsidiary. Any director of the Company or of a Participating Subsidiary who is also a Key Employee shall also be eligible to receive Stock Options, but no member of the Committee shall be eligible to receive Stock Options. The Committee shall from time to time determine the Key Employees to whom Stock Options shall be granted, the number of Stock Options to be granted to each such Key Employee, and the terms and provisions of such Stock Options. Each Stock Option grant shall be evidenced by a written agreement between the Company and a Key Employee (the "Incentive Stock Option Agreement") containing such terms and provisions as the Committee may determine in accordance with the provisions of this Plan. The aggregate Fair Market Value (determined at the time of grant of a Stock Option) of the Common Stock exercisable for the first time by a Key Employee during any calendar year shall not exceed one hundred thousand dollars ($100,000). The purchase price for each share of Common Stock shall be the Option Price on the date on which the Stock Option is granted. Grants must be accepted by the Key Employee within 45 days of grant or, prior to the end of the fiscal year in which the grant is made, whichever date occurs first.


          4.2  Exchange for Options under this Plan
               ------------------------------------
               The Committee may grant Stock Options to replace options previously granted to Key Employees who hold options to purchase Common Stock under other stock option or performance share plans ("Replacement Stock Options") Key Employees, in their sole discretion, may within thirty (30) days following execution of the Incentive Stock Option Agreement, consent to the conversion of options granted under any such previous plans. Replacement Stock Options granted pursuant to this Section 4.2 shall be granted in the ratio of a Stock Option to purchase one share of Common Stock for each option under such applicable previous plans. The price for each such Replacement Stock Option shall be the Option Price of Common Stock on the date that the Stock Option is granted. The Committee, in its sole discretion, may vary the terms and conditions of Replacement Stock Options offered in exchange for options under such previous plans, subject to the same limitations imposed on grants of new Replacement Stock Options under this Plan.

V.        SHARES OF COMMON STOCK SUBJECT TO THE PLAN


          5.1  Maximum Number
               --------------
               The maximum, aggregate number of shares of Common Stock that may be made subject to Stock Options granted under the Plan shall be four million (4,000,000) under this Plan, and the Company's Special Purpose Stock Option Plan collectively, as determined from time to time to be appropriate by the Committee. In no event shall the total amount of shares for which options are granted under both Plans exceed 4,000,000 shares. If any shares of Common Stock subject to Stock Options are not purchased or otherwise paid for before such Stock Options expire, such shares may again be made subject to Stock Options.


          5.2  Capital Changes
               ---------------
               In the event any changes are made to the shares of Common Stock (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividend in excess of ten percent (10%) at any single time, stock split, combination of shares, exchange of shares, change in corporate structure or otherwise), appropriate adjustments shall be made in the number of shares of Common Stock theretofore made subject to Stock Options. If any of the foregoing adjustments shall result in a fractional share, the fraction shall be disregarded. All adjustments to the number of Stock Options granted as a result of application of this Section must be made to conform with the requirements set forth in
               Section 425(a) of the Code.


          5.3  Compliance with Securities Law
               ------------------------------
               The Company is under no obligation to register or to maintain any registration of the shares subject to these options under the Securities Act of 1933, or any state securities law. If the shares are not so registered, they may be sold and issued to the Key Employee only pursuant to applicable exemptions from the registration requirements of such laws, which may include an exemption for transactions not involving a public offering. The Company may endorse or cause to be endorsed on such certificate or certificates an appropriate legend referring to the foregoing restrictions, if applicable.

VI.       EXERCISE OF STOCK OPTIONS

          6.1  Date of Exercise

               Except as provided below and in Section 6.3, Stock Options may be exercised at the dates, and in the quantities in accordance with the schedule set forth below:


               -------------------------------------------  -------------------
                                                             Maximum Number of

                      Date of Exercise                      Options Exercisable

                                                                (Cumulative)
               ===========================================  ===================

               First Anniversary of Grant of Stock Option           20%
               -------------------------------------------  -------------------
               -------------------------------------------  -------------------

               Second Anniversary of Grant of Stock Option          20%
               -------------------------------------------  -------------------
               -------------------------------------------  -------------------

               Third Anniversary of Grant of Stock Option           20%
               ------------------------------------------   -------------------
               ------------------------------------------   -------------------

               Fourth Anniversary of Grant of Stock Option          20%
               -------------------------------------------  -------------------
               -------------------------------------------  -------------------

               Fifth Anniversary of Grant of Stock Option           20%
               ------------------------------------------   -------------------



               A Stock Option shall expire, to the extent not exercised, on the tenth anniversary of the date on which it was granted. Any shares of Common Stock not purchased at the time a Stock Option first becomes exercisable shall remain exercisable at any time until the Stock Option expires. The schedule set forth above shall be applied separately to each Stock Option granted to a Key Employee. The Committee may, in its discretion, establish provisions for the exercise of Stock Options different from those described above.


          6.2  Exchange of Outstanding Stock

               The Committee, in its sole discretion, may permit a Key Employee to surrender to the Company shares of Common Stock previously acquired by the Key Employee as part or full payment for the exercise of a Stock Option. Such surrendered shares shall be valued at their Fair Market Value as of the date they are tendered to the Company.


          6.3  Termination of Employment Before Exercise

               If a Key Employee's employment with the Company or a Participating Subsidiary shall terminate by reason of the Key Employee's death or disability, any Stock Option then held by the Key Employee shall remain exercisable for a period of one (1) year following such termination, to the extent such Stock Option is then exercisable as provided in Section 6.1 or which Stock Option becomes exercisable during the one year period following such termination. If a Key Employee's employment with the Company or a Participating Subsidiary shall terminate for any reason other than the Key Employee's death or disability, any Stock Option then held by the Key Employee shall remain exercisable after the termination of his or her employment for a period of thirty (30) days, to the extent such Stock Option was exercisable as provided in Section 6.1 as of the date of termination. During such periods, Stock Options shall be exercisable to the maximum extent permitted by Section 422A of the Code and regulations issued thereunder as then in effect. If the Stock Option is not exercised during the applicable period, it shall be deemed to have expired and be of no further force or effect.

          6.4  Availability of Stock Previously Subject to Option

               Any shares of Common Stock which were subject to Stock Options, but such Stock Options have expired, shall again be available for purposes of granting Stock Options under this Plan.


VII.      NO CONTRACT OR EMPLOYMENT

          Nothing in this Plan or in the Incentive Stock Option Agreement shall confer upon the Key Employee the right to continue in the employ of the Company or any Participating Subsidiary, nor shall it interfere in any way with the right of the Company or any such Participating Subsidiary to discharge the Key Employee at any time for any reason whatsoever, with or without cause.


VIII.     RIGHTS AS A SHAREHOLDER

          A Key Employee shall have no rights as a shareholder with respect to any shares of Common Stock subject to Stock Options granted to him or her under the Plan. No adjustments shall be made for dividends, distributions or other rights (for which the record date is prior to the date of exercise) to any shares of Common Stock issued to a Key Employee upon exercise of a Stock Option.

IX.       COMPLIANCE WITH SECURITIES LAWS

          With regard to any Stock Option awarded under this Plan, or any rights acquired by a Key Employee under this Plan, the recipient shall comply with the six-month holding period requirements of Rule 16b-3(c)(1), and its successor promulgated under the Securities Exchange Act of 1934, and with applicable state securities laws, with regard to the holding of Stock Options and/or Common Stock.


X.        ASSIGNABILITY; EXERCISE

          No Stock Option awarded under this Plan, or any rights acquired by a Key Employee under this Plan, shall be assignable or transferable by a Key Employee other than by will or applicable law of intestate succession. During a Key Employee's lifetime, Stock Options may only be exercised by such Key Employee.


XI.       MERGER OR LIQUIDATION OF THE COMPANY

          In the event the Company or its controlling shareholders enter into an agreement to dispose of all, or substantially all, of the assets or outstanding capital stock of the Company by means of a sale or liquidation, or a merger or reorganization in which the Company is not the surviving corporation ("Change of Control"), then options granted hereunder and otherwise exercisable in the twenty-four (24) month period following the date on which the Change of Control takes place shall for all purposes be exercisable as of the day before such Change of Control takes place, even though the dates upon which such options are otherwise exercisable have not yet occurred. No portion of a Stock Option shall become exercisable hereunder after termination of the Key Employee's employment with the Company except as provided in Section
          6.3 above.


XII.      WITHHOLDING TAXES

          The Company or any Participating Subsidiary will take such steps for the withholding of any taxes which the Company or any Participating Subsidiary is required, by law or regulation of any governmental authority, to withhold in connection with the exercise of any Stock Option. Such steps include, but are not limited to, the withholding of issuance of shares of Common Stock to be issued upon exercise of any Stock Option, until the Key Employee reimburses the Company or any Participating Subsidiary for the amount the Company or any Participating Subsidiary is required to withhold with respect to such taxes, or reacquiring any portion of such exercise in an amount sufficient to reimburse itself for the amount it is required to so withhold.

XIII.     AMENDMENT

          The Board may from time to time alter, amend, suspend or discontinue the Plan, provided, however, that no such action shall adversely affect the rights and obligations with respect to Stock Options outstanding under the Plan, and provided further that no such action shall, without the approval of the shareholders of the Company, (i) increase the maximum number of shares of Common Stock that may be made subject to Stock Options (unless such increase is necessary to affect the adjustments required by Section 5.2); or (ii) materially increase the benefits accruing to Key Employees under the Plan; or (iii) materially modify the requirements of eligibility for participation in the Plan.


XIV.      EFFECTIVE DATE

          The Plan shall become effective as of the date of its adoption by the Board, provided it is approved by the shareholders of the Company within twelve (12) months after that date. Amendments to the Plan shall become effective as of the date such amendments are adopted by the Board. If such amendments require shareholder approval in accordance with Section XII of this Plan, such amendments shall nonetheless become effective as of the date of their adoption by the Board, conditioned upon approval by the shareholders of the Company within twelve (12) months after that date.